EXHIBIT 3.2





                           AMENDED AND RESTATED BYLAWS

                                       OF

                             RAVENSWOOD WINERY, INC.




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                                                 TABLE OF CONTENTS
                                                                                                               Page
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ARTICLE 1 - OFFICES...............................................................................................1
   1.1 Principal Office...........................................................................................1
   1.2 Other Offices..............................................................................................1


ARTICLE 2 - MEETINGS OF SHAREHOLDERS..............................................................................1
   2.1 Place of Meetings..........................................................................................1
   2.2 Annual Meetings of Shareholders............................................................................1
   2.3 Special Meetings...........................................................................................1
   2.4 Notice of Shareholders' Meetings...........................................................................2
   2.5 Manner of Giving Notice; Affidavit of Notice...............................................................2
   2.6 Quorum.....................................................................................................2
   2.7 Adjourned Meeting and Notice Thereof.......................................................................3
   2.8 Voting.....................................................................................................3
   2.9 Waiver of Notice or Consent by Absent Shareholders.........................................................4
   2.10 Record Date for Shareholder Notice and Voting.............................................................4
   2.11 Proxies...................................................................................................4
   2.12 Inspectors of Election....................................................................................5
   2.13 Advance Notice of Shareholder Nominees....................................................................6
   2.14 Advance Notice of Shareholder Business....................................................................6


ARTICLE 3 - DIRECTORS.............................................................................................7
   3.1 Powers.....................................................................................................7
   3.2 Number and Qualification of Directors......................................................................7
   3.3 Election and Term of Office of Directors...................................................................7
   3.4 Vacancies..................................................................................................7
   3.5 Place of Meetings and Telephonic Meetings..................................................................8
   3.6 Annual Meetings............................................................................................8
   3.7 Other Regular Meetings.....................................................................................8
   3.8 Special Meetings...........................................................................................8
   3.9 Quorum.....................................................................................................9
   3.10 Waiver of Notice..........................................................................................9
   3.11 Adjournment...............................................................................................9
   3.12 Notice of Adjournment.....................................................................................9
   3.13 Action Without Meeting....................................................................................9
   3.14 Fees and Compensation of Directors.......................................................................10


ARTICLE 4 - COMMITTEES...........................................................................................10
   4.1 Committees of Directors...................................................................................10
   4.2 Meetings and Action of Committees.........................................................................10


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ARTICLE 5 - OFFICERS.............................................................................................11
   5.1 Officers..................................................................................................11
   5.2 Election of Officers......................................................................................11
   5.3 Subordinate Officers, Etc. ...............................................................................11
   5.4 Removal and Resignation of Officers.......................................................................11
   5.5 Vacancies in Offices......................................................................................11
   5.6 Chairman of the Board.....................................................................................11
   5.7 Chief Executive Officer...................................................................................12
   5.8 President.................................................................................................12
   5.9 Vice Presidents...........................................................................................12
   5.10 Secretary................................................................................................12
   5.11 Chief Financial Officer..................................................................................13


ARTICLE 6 - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS...................................13
   6.1 Agents, Proceedings and Expenses..........................................................................13
   6.2 Actions Other Than by the Corporation.....................................................................13
   6.3 Actions by the Corporation................................................................................14
   6.4 Successful Defense by Agent...............................................................................14
   6.5 Required Approval.........................................................................................14
   6.6 Advance of Expenses.......................................................................................15
   6.7 Other Contractual Rights..................................................................................15
   6.8 Limitations...............................................................................................15
   6.9 Insurance.................................................................................................15
   6.10 Fiduciaries of Corporate Employer Benefit Plan...........................................................16
   6.11 Other Indemnification....................................................................................16


ARTICLE 7 - RECORDS AND REPORTS..................................................................................16
   7.1 Maintenance of Share Register.............................................................................16
   7.2 Maintenance and Inspection of Bylaws......................................................................16
   7.3 Maintenance of Other Corporate Records....................................................................16
   7.4 Inspection by Directors...................................................................................17
   7.5 Annual Report to Shareholders.............................................................................17


ARTICLE 8 - CORPORATE LOANS AND GUARANTEES.......................................................................17
   8.1 Shareholder Approval......................................................................................17
   8.2 Board Approval............................................................................................17


ARTICLE 9 - GENERAL CORPORATE MATTERS............................................................................17
   9.1 Record Date for Purposes Other Than Notice and Voting.....................................................17
   9.2 Checks, Drafts, Evidences of Indebtedness.................................................................18
   9.3 Corporate Contracts and Instruments; How Executed.........................................................18
   9.4 Certificates for Shares...................................................................................18
   9.5 Lost Certificates.........................................................................................18


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   9.6 Representation of Shares of Other Corporations............................................................19
   9.7 Construction and Definitions..............................................................................19


ARTICLE 10 - AMENDMENTS..........................................................................................19
   10.1 Amendments...............................................................................................19

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                           AMENDED AND RESTATED BYLAWS
                                       OF
                             RAVENSWOOD WINERY, INC.

                                    ARTICLE 1
                                    OFFICES

         1.1 Principal Office. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall likewise fix and designate a principal business office in the State of California.

         1.2 Other Offices. The Board of Directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE 2
                            MEETINGS OF SHAREHOLDERS

         2.1 Place of Meetings. Meetings of shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

         2.2 Annual Meetings of Shareholders. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. At each annual meeting directors shall be elected, and any other proper business may be transacted.

         2.3 Special Meetings. A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at any such meeting.

         If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5, that a meeting will be held at the time requested by the person or persons calling the meeting not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

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         2.4  Notice of  Shareholders'  Meetings.  All  notices of  meetings  of shareholders shall be sent or otherwise given in accordance with Section 2.5 not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

         If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the Articles of Incorporation, pursuant to Section 902 of such Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of such Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of such Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to Section 2007 of such Code, the notice shall also state the general nature of such proposal.

         2.5 Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or has been so given, notice shall be deemed to have been given if sent by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of such notice.

         An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the Secretary, any Assistant Secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

         2.6 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the



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transaction  of  business.  The  shareholders  present at a duly  called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         2.7 Adjourned Meeting and Notice Thereof. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.6.

         When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5. At any adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         2.8 Voting. Every shareholder shall be entitled to one vote for each full share of the corporation held, and to cumulate such votes at any election of directors under the conditions prescribed by law; provided that, effective upon the corporation becoming a "listed company" (as defined in Section 301.5 of the Corporations Code of California), cumulative voting shall be eliminated.

         The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership). Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a shareholder at any election and before the voting begins. Any shareholder entitled to vote on any matter (other than the election of directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors so long as cumulative voting is in effect) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or the Articles of Incorporation.

         So long as cumulative voting is in effect, at any shareholders' meeting involving the election of directors, no shareholder shall be entitled to cumulate votes (i.e., cast for any one

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or  more   candidates  a  number  of  votes  greater  than  the  number  of  the shareholder's shares) unless such candidate or candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every
shareholder   entitled  to  vote  may  cumulate  such  shareholder's  votes  for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which such shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

         2.9 Waiver of Notice or Consent by Absent Shareholders. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at the meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if such objection is expressly made at the meeting.

         2.10 Record Date for Shareholder Notice and Voting . For purposes of determining the shareholders entitled to notice of any meeting or to vote, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting, and in such case only shareholders of record on the date so fixed are entitled to notice and to vote, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the California General Corporation Law.

         If the Board of Directors does not so fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         2.11 Proxies. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written



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proxy signed by the person and filed with the  Secretary of the  corporation.  A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transaction or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and (f) of the Corporations Code of California.

         2.12 Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill such vacancy.

         The duties of these inspectors shall be as follows:

                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

                  (b) Receive votes, ballots or consents;

                  (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d) Count and tabulate all votes or consents;

                  (e) Determine when the polls shall close;

                  (f) Determine the result; and

                  (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

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         2.13 Advance Notice of Shareholder Nominees. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event less than forty-five (45) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the corporation's books, of such shareholder, (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting and the defective nomination shall be disregarded.

         2.14 Advance Notice of Shareholder Business. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. Business to be brought before an annual meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty-five (45) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the



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

shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as a proponent of a shareholder proposal. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.


                                   ARTICLE 3
                                   DIRECTORS

         3.1 Powers. Subject to the provisions of the California General Corporation Law and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

         3.2 Number and Qualification of Directors. The authorized number of directors shall be, until changed by a Bylaw duly adopted by the shareholders, such number as may from time to time be authorized by resolution of the Board of Directors, provided that the minimum number of directors of the corporation shall not be less than four (4) and the maximum number of directors of the corporation shall not be more than seven (7) and that no amendment may change the stated maximum number of authorized directors to a number greater than two
(2) times the stated minimum number of directors minus one (1). The Board of Directors, and not the shareholders, shall have the exclusive right to fix the exact number of authorized directors within the limits set forth above.

         3.3 Election and Term of Office of Directors. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         3.4 Vacancies. Vacancies in the Board of Directors (including, without limitation, vacancies occurring by reason of the removal of directors) may be filled by approval of the Board or, if the number of directors then in office is less than a quorum, by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 307 of the Corporations Code or (iii) a sole remaining director. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

         A vacancy or vacancies in the Board of Directors shall be deemed to exist in the case of the death, resignation or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

         The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

         Any director may resign upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors. A resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

         3.5 Place of Meetings and Telephonic Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board, by resolution, may designate from time to time. Notice of regular meetings need not be given. Special meetings of the Board shall be held at any place within or without the State that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

         3.6 Annual Meetings. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

         3.7 Other Regular Meetings. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

         3.8 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or Secretary or any two (2) directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the corporation.

         3.9 Quorum. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of
Section 310 of the Corporations Code of California (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 (appointment of committees), and Section 317(e) (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

         3.10 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

         3.11 Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         3.12 Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in
Section 3.8, to the directors who were not present at the time of the adjournment.

         3.13 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

         3.14 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for such services.

                                   ARTICLE 4
                                   COMMITTEES

         4.1 Committees of Directors. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

                  (a) the approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

                  (b) the filling of vacancies on the Board of Directors or in any committee;

                  (c) the fixing of compensation of the directors for serving on the Board or on any committee;

                  (d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

                  (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

                  (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

                  (g) the appointment of any other committees of the Board of Directors or members thereof.

         4.2 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws, Section 3.5 (place of meetings), 3.7 (regular meetings), 3.8 (special meetings and notice), 3.9 (quorum), 3.10 (waiver of notice), 3.11 (adjournment), 3.12 (notice of adjournment) and 3.13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined by resolution of the Board of Directors as well as the committee, special meetings of committees may also be called by resolution of the Board of Directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.


                                   ARTICLE 5
                                    OFFICERS

         5.1 Officers. The officers of the corporation shall be (i) a Chairman of the Board or a President (or both), (ii) a Secretary, and (iii) a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as may be appointed in accordance with the provisions of Section 5.3. Any number of offices may be held by the same person.

         5.2 Election of Officers. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.1, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

         5.3 Subordinate Officers, Etc. The Board of Directors may appoint, and may empower the Chairman of the Board or the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

         Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.5 Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

         5.6 Chairman of the Board. The Chairman of the Board, shall, if present, preside at all meetings of the Board of Directors and all meetings of shareholders and shall exercise and perform such other powers and duties as may be from time to time assigned to the Chairman by the Board of Directors or prescribed by the Bylaws. If there is no Chief Executive Officer (including by reason of disability), the Chairman of the Board shall, in addition, be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 5.7.

         5.7 Chief Executive Officer. Subject to such oversight authority, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall, subject to the control of the Board of Directors, have general authority for the supervision, direction and control of the business and the officers of the corporation. In the absence of the Chairman of the Board, or if there be none, the Chief Executive Officer shall preside at all meetings of the shareholders and all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of Chief Executive Officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

         5.8 President. Subject to such oversight authority, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, or to the Chief Executive Officer, if there be such an officer, the President shall, subject to the control of the Board of Directors, have general supervision of the operations of the business. In the absence of the Chairman of the Board and the Chief Executive Officer, or if there be none, the President shall preside at all meetings of the shareholders and all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws. If there is no Chief Executive Officer or Chairman of the Board (including by reason of disability), the President shall, in addition, be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in
Section 5.7.

         5.9 Vice Presidents. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President or the Chairman of the Board if there is no President.

         5.10 Secretary. The Secretary shall keep, or cause to be kept, at the principal executive office or such other place as the Board of Directors may order, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at shareholders meetings and the proceedings thereof.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the

Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

         5.11 Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall be open at all reasonable times to inspection by any director.

         The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.


                                   ARTICLE 6
                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

         6.1 Agents, Proceedings and Expenses. For the purposes of this Article, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 6.4 or paragraph (c) of Section 6.5.

         6.2 Actions Other Than by the Corporation. Subject to the specific determination required by Section 6.5, the corporation shall, and it hereby agrees to, indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if it is determined, pursuant to Section 6.5, that such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

         6.3 Actions by the Corporation. Subject to the specific determination required by Section 6.5, the corporation shall, and it hereby agrees to, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if it is determined, pursuant to Section 6.5, that such person acted in good faith, in a manner such person believed to be in the best interest of the corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 6.3:

                  (a) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

                  (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                  (c) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

         6.4 Successful Defense by Agent. To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in Section 6.2 or 6.3 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

         6.5 Required Approval. Except as provided in Section 6.4, any indemnification under this Article shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 6.2 or 6.3, by:

                  (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                  (b) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                  (c) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

         Upon written request to the Board by any person seeking indemnification under Section 6.2 or 6.3, the Board shall promptly determine whether the applicable standard of conduct set forth in Section 6.2 or 6.3 has been met and, if so, the Board shall authorize indemnification. If the Board cannot authorize indemnification because the number of directors who are parties to the proceeding with respect to which indemnification is sought prevent the formation of a quorum of directors who are not parties to such proceeding, the Board shall promptly call a meeting of shareholders. At such meeting, the shareholders shall determine whether the applicable standard of conduct set forth in Section 6.2 or
6.3 has been met and, if so, the shareholders present at the meeting in person or by proxy shall authorize indemnification.

         6.6 Advance of Expenses. Expenses incurred in defending any proceeding shall be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

         6.7 Other Contractual Rights. No provision made by the corporation to indemnify its or its subsidiary's directors or officers for the defense of any proceeding, whether contained in a resolution of shareholders or directors, an agreement or otherwise, shall be valid unless consistent with this Article. Nothing contained in this Article shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

         6.8 Limitations. No indemnification or advance shall be made under this Article, except as provided in Section 6.4 or paragraph (c) of Section 6.5, in any circumstance where it appears:

                  (a) That it would be inconsistent with a provision of the Articles, a Bylaw, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         6.9 Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Article.

         6.10 Fiduciaries of Corporate Employer Benefit Plan. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent as defined in Section 6.1 of the employer corporation. The corporation shall, and it hereby agrees to, indemnify each officer, director or employee of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any action taken or omitted by such person in such person's capacity as trustee, investment manager or other fiduciary of any employee benefit plan of the corporation unless, or to the extent that, the Board of Directors of the corporation shall reasonably determine that any such action so taken or omitted by such person constituted gross negligence or willful misconduct on the part of such person. Expenses reasonably incurred by any such person in defending any liability asserted against such person in any such capacity shall be advanced by the corporation but shall be repaid to the corporation by such person if, or to the extent that, the Board of Directors of the corporation shall reasonably determine that the action allegedly taken or omitted by such person upon which the asserted liability is based constituted gross negligence or willful misconduct on the part of such person.

         6.11 Other Indemnification. Nothing in this Article shall restrict the power of the corporation to indemnify its agents under any provision of the California General Corporation Law, as amended from time to time, or under any other provision of law from time to time applicable to the corporation, nor shall anything in this Article authorize the corporation to indemnify its agents in situations prohibited by the California General Corporation Law or other applicable law.


                                   ARTICLE 7
                              RECORDS AND REPORTS

         7.1 Maintenance of Share Register. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

         7.2 Maintenance of Bylaws. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this State, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this State and the corporation has no principal business office in this State, the Secretary shall, upon the written request of any shareholder, furnish to such shareholder a copy of the Bylaws as amended to date.

         7.3 Maintenance of Other Corporate Records. The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places


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


designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

         7.4 Inspection by Directors. Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

         7.5 Annual Report to Shareholders. Unless otherwise expressly required by the General Corporation Law, the annual report to shareholders referred to in
Section 1501 of the General Corporation Law is hereby expressly waived and dispensed with; provided, that nothing herein set forth shall be construed to prohibit or restrict the right of the Board to issue such annual or other periodic reports to the shareholders of the corporation as they may from time to time consider appropriate.


                                   ARTICLE 8
                         CORPORATE LOANS AND GUARANTEES


         8.1 Shareholder Approval. The corporation shall not make any loan of money or property to, or guarantee the obligation of, any director or officer of the corporation or its parent or subsidiary, unless the transaction or an employee benefit plan authorizing such loans or guarantees, after disclosure of the right under such a plan to include officers or directors:

                  (a) is approved by a majority of the shareholders, with the shares owned by the director or officer, or by the directors or officers then eligible to participate in such plan, not being entitled to vote thereon; or

                  (b) is approved by the unanimous vote of the shareholders.

         8.2 Board Approval. Notwithstanding Section 8.1, in the event the corporation has outstanding shares held of record by one hundred (100) or more persons on the date of approval by the Board, the Board alone by a vote sufficient without counting the vote of any interested director or directors may approve such a loan or guarantee to an officer, whether or not a director, or an employee benefit plan authorizing such a loan or guarantee to an officer, provided that the Board determines that such a loan or guarantee or plan may reasonably be expected to benefit the corporation.


                                   ARTICLE 9
                           GENERAL CORPORATE MATTERS

         9.1 Record Date for Purposes Other Than Notice and Voting. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action,

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


the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any such action, and in such case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the California General Corporation Law.

         If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later.

         9.2 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

         9.3 Corporate Contracts and Instruments; How Executed. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

         9.4 Certificates for Shares. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any such shares are fully paid, and the Board of Directors may authorize the issuance of certificates or shares as partly paid, provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

         9.5 Lost Certificates. Except as hereinafter in this Section 9.5 provided, no new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The Board of Directors may in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the

Board may require, including provisions for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

         9.6 Representation of Shares of Other Corporations. The Chairman of the Board, the President or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

         9.7 Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the California General Corporation Law shall govern the construction of the Bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation or other entity and a natural person.


                                   ARTICLE 10
                                   AMENDMENTS

         10.1 Amendments. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power, both before and after receipt of any payment for any of the corporation's capital stock, to adopt, amend, repeal or otherwise alter these Bylaws without any action on the part of the shareholders. The grant of such power to the Board of Directors, however, shall not divest the shareholders of, nor limit, their power to adopt, amend, repeal or otherwise alter these Bylaws; provided that any action by the shareholders to adopt, amend, repeal or otherwise alter the Bylaws (including, without limitation, this Section 10.1) shall not be effective except upon the affirmative vote of not less than two-thirds of the shares of the corporation then issued and outstanding which have the right to vote on the matter.

[CERTIFICATION APPEARS ON NEXT PAGE]

         I, Justin M. Faggioli, hereby certify:

         1. That I am the duly elected and acting Secretary of Ravenswood Winery, Inc., a California corporation.

         2. That the foregoing Amended and Restated Bylaws constitute the Bylaws of the Corporation as adopted by the directors of this corporation by unanimous written consent on February 1, 1999.

         3. That the foregoing Amended and Restated Bylaws of the Corporation were adopted by the shareholders of the corporation by written consent on February 1, 1999.

         In witness whereof, I have hereunto subscribed my name on February 1, 1999.


                                        /s/ Justin M. Faggioli
                                        ----------------------------------------
                                        Justin M. Faggioli, Secretary

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